FLORIDA STREET FUNDS
ADVISOR'S LETTER TO SHAREHOLDERS

DEAR FELLOW SHAREHOLDERS,

   Federal Reserve Chairman Alan Greenspan and his colleagues are determined to economy's breakneck (that is, inflationary) speed before a recessionary accident becomes unavoidable. Over the past year, the Federal Open Market Committee has raised the Fed funds rate buy 175 basis points, and other short term rates, including the bank prime rate, have risen by a similar amount. The Fed's tightening moves should keep the economy on a path to slower economic growth and reduced inflationary pressure in the latter half of this year.

   During the first months of this calendar year, the various monetary aggregates have slowed to growth rates between 5.5% and 7.0% on an annual basis. The consequences of this monetary restriction have been felt in the financial markets in March and April, but not much yet in the real economy.

   The old adage is that monetary policy works with long and variable lags. Empirical studies show that policy does not usually have an impact until two quarters after the start of the tightening cycle. Given the offsetting impact of the Nasdaq's rally last year, it is reasonable to date the beginning of this tightening cycle in February of this year, when the Fed pushed rates above their 1998 highs. If so, this summer we should see the first evidence that policy is working.

IN SUMMARY

   The disparity in returns between the stock and bond markets has caused many investors to question the value of diversification. But abandoning a laggard asset class to chase a winning one is a risky strategy. The return disparity has not shaken our belief that investors should select and stick with a mixture of stock, bond and money market funds appropriate to their investment time horizon, goals, and risk tolerance. Investors should keep their eyes on the horizon and not let interim turbulence sway them from their course.

Walter A. Morales, CFA
PRESIDENT AND CHIEF INVESTMENT OFFICE
COMMONWEALTH ADVISORS, INC.
FLORIDA STREET BOND FUND
SEMI-ANNUAL REPORT TO SHAREHOLDERS

DEAR FELLOW SHAREHOLDERS,

   The six months ended April 30, 2000 was marked by a sharp rise in interest rates and falling bond prices as surprisingly strong economic growth sparked fears of higher inflation. In this difficult environment for bond investors, the Florida Street Bond Fund posted a positive total return of 6.45%. The Merrill Lynch High Yield Index returned 0.25% while the Bloomberg/EFFAS 7-10 Year U.S. Government Bond Index managed a small positive return of 1.42%.

   The period was marked by a rising inflation rate which fueled fears that the Federal Reserve would have to maintain it's credit tightening stance for longer than had been anticipated. The bond market reacted to this scenario by sending Treasury rates up across short and intermediate maturities. Corporate spreads widened significantly to compensate for the extra risk bondholders perceived in the market. At the end of the Fund's prior fiscal year on October 31, 1999, the five-year U.S. Treasury yield stood at 5.94%. By April 30, 2000 it had risen 60 basis points to 6.54%. The increases were slightly greater at shorter maturities but less so beyond five years.

--------------------------------------------------------------------------------
                                  Performance Table
                          Periods Ended April 30, 2000

                                                     Since        Avg. Ann
                              6 Months   1 Year     Inception    Since Inception
Florida St. Bond Fund          6.45%       1.24%        6.20%       2.22%
7-10 Year US Govt Index        1.42%      -0.35%       15.13%       5.27%
Merrill Lynch H.Y. Bond Index  0.25%      -2.76%        9.57%       3.39%
--------------------------------------------------------------------------------
               Florida St     ML Hi Yld      US Govt
                Growth Fd       Index        7-10 Yr
     08/04/97        10,000        10,000        10,000
     08/31/97         9,970        10,014         9,940
     09/30/97        10,100        10,194        10,137
     10/31/97        10,090        10,246        10,340
     11/28/97        10,080        10,338        10,370
     12/31/97        10,175        10,419        10,513
     01/31/98        10,440        10,607        10,727
     02/28/98        10,367        10,668        10,681
     03/31/98        10,512        10,777        10,710
     04/30/98        10,584        10,818        10,753
     05/31/98        10,570        10,949        10,860
     06/30/98        10,594        10,950        10,984
     07/31/98        10,767        11,058        11,015
     08/31/98        10,251        10,388        11,442
     09/30/98        10,181        10,507        11,929
     10/31/98        10,123        10,348        11,842
     11/30/98        10,566        10,886        11,772
     12/31/98        10,089        10,866        11,846
     01/31/99        10,238        11,013        11,889
     02/28/99        10,305        10,938        11,457
     03/31/99        10,456        11,065        11,524
     04/30/99        10,489        11,268        11,554
     05/31/99        10,219        11,164        11,346
     06/30/99        10,415        11,137        11,321
     07/31/99        10,312        11,152        11,266
     08/31/99        10,337        11,034        11,258
     09/30/99        10,258        10,990        11,377
     10/31/99         9,976        10,930        11,353
     11/30/99        10,209        11,072        11,316
     12/31/99        10,627        11,139        11,204
     01/31/00        10,513        11,097        11,136
     02/29/00        10,757        11,120        11,257
     03/31/00        10,483        10,957        11,587
     04/30/00        10,620        10,957        11,513


The chart shows the value of a hypothetical initial investment of $10,000 in the Fund, the Merrill Lynch High Yield Bond Index and the Bloomberg/EFFAS 7-10 Year U.S. Government Bond Index. On August 4, 1997 and held through April 30, 2000. The Merrill Lynch High Yield Bond Index is a widely recognized unmanaged index of bonds of lower credit quality. The Bloomberg/EFFAS 7-10 Year U.S. Government Bond Index is an unmanaged index of intermediate term U.S. Government securities. Performance figures include the change in value of the bonds in the indices, reinvestment of interest, and are not annualized. The index returns do not reflect expenses, which have been deducted from the Fund's return. THE FUND'S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

  Investors should remember that the high yield bond market is a hybrid market. Under some conditions, these securities behave like the stock market, especially small capitalization stocks. At other times, they behave like other bonds. The Fund experienced a negative trend in its net asset value per share (NAV) during the six months, however, the high dividend generated by the portfolio of securities allowed the total return to stay relatively high. The Fund's advisor has chosen to invest in securities that, on average, are of lower average quality than the benchmark index. This allows the Fund to generate a higher level of cashflow due to the greater current yield these securities possess. The Advisor believes that interest rate cycles cancel themselves out over longer time periods, and sound analysis and proper diversification will allow the Fund to generate above-average returns to shareholders. Other factors are encouraging us view the current environment as a good opportunity to invest in high yield bonds:

1.When evaluating the Fund's holdings, the downside risk seems small compared to the opportunities for gains.
2.The erosion in prices has created great value in these securities. Yield spreads over Treasuries are at high levels and will eventually narrow. When investors begin to focus on this, as they inevitably will, prices should recover considerably.
3. We believe most of the negatives
such as the Federal Reserve's policy and the risk of defaults in a slower economy has already been reflected in current prices. The current risk/reward tradeoff looks attractive.

As fiscal 2000 progresses we expect the Florida Street Bond Fund to behave as one would expect in a rising rate environment. Continued pressure could be placed on NAV, but the high yields of the Fund's holdings should allow the it to generate a positive total return and perform better than the high quality bond market. Once the Federal Reserve returns to a neutral stance, the opportunity for healthy gains is significant.

   Thank you for your support.

Sincerely,


Walter A. Morales, CFA
Portfolio Manager
FELLOW SHAREHOLDERS,

   During the six months ended April 30, 2000 the Florida Street Growth Fund achieved exceptional returns, increasing net asset value per share by 53.92%. This compares with a 21.25% return for the S&P 400 Midcap Index and a 17.25% return for the S&P 600 Small cap Index. Both indexes surpassed the result of the S&P 500, which gained 7.89% for the six months. The Fund's twelve-month return was also strong. For the full fiscal year, net asset value per share (NAV) increased 55.58% compared to the S&P Midcap's 23.51% return and the S&P Smallcap's 20.50% gain. What accounted for the Fund's strong gains in fiscal 1999-2000? The stock market continued to be led by the same economic sectors that have led for the past few years - technology and telecommunications, but an important shift occurred. Investors finally showed an interest in smaller capitalization stocks in those sectors. Since the Florida Street Growth Fund is a multi-cap fund with a focus on mid and small cap stocks, the shift in focus played into our style. We were able to exploit a few powerful trends in these sectors to the benefit of our shareholders.

             Florida Street   S&P 400    S&P 600
             Growth Fund      Mid-Cap    Small-Cap
    08/06/97          $10,000    $10,000      $10,000
    08/31/97           $9,910     $9,848      $10,240
    09/30/97          $10,550    $10,414      $10,917
    10/31/97          $10,190     $9,961      $10,446
    11/28/97          $10,120    $10,108      $10,337
    12/31/97          $10,092    $10,500      $10,579
    01/31/98           $9,941    $10,300      $10,373
    02/27/98          $10,705    $11,153      $11,317
    03/31/98          $11,217    $11,655      $11,749
    04/30/98          $11,367    $11,868      $11,818
    05/31/98          $10,805    $11,334      $11,192
    06/30/98          $10,715    $11,405      $11,224
    07/31/98          $10,202    $10,963      $10,366
    08/31/98           $8,114     $8,924       $8,368
    09/30/98           $8,636     $9,756       $8,879
    10/31/98           $9,198    $10,627       $9,291
    11/30/98           $9,550    $11,157       $9,813
    12/31/98          $10,379    $12,504      $10,439
    01/31/99          $10,671    $12,016      $10,307
    02/28/99           $9,897    $11,388       $9,379
    03/31/99           $9,866    $11,706       $9,500
    04/30/99          $10,731    $12,629      $10,127
    05/31/99          $10,621    $12,685      $10,374
    06/30/99          $11,516    $13,364      $10,964
    07/31/99          $11,435    $13,080      $10,868
    08/31/99          $10,651    $12,631      $10,390
    09/30/99          $10,631    $12,242      $10,434
    10/31/99          $11,043    $12,865      $10,408
    11/30/99          $12,455    $13,540      $10,848
    12/31/99          $14,440    $14,344      $11,734
    01/31/00          $14,503    $13,940      $11,370
    02/29/00          $18,586    $14,916      $12,893
    03/31/00          $18,737    $16,163      $12,416
    04/30/00          $16,695    $15,598      $12,203


The chart shows the value of a hypothetical initial investment of $10,000 in the Fund, the S&P 400 Mid Cap Index and the S&P 600 Small Cap Index on August 6, 1997 and held through April 30, 2000. The S&P 400 Mid Cap Index is a widely recognized unmanaged index of mid-sized U.S. domestic common stocks. The S&P 600 Small Cap Index is a widely recognized unmanaged index of small U.S. domestic common stocks. Performance figures include the change in value of the stocks in the indices, the reinvestment of dividends, and are not annualized for periods of less than one year. The indices returns do not reflect expenses, which have been deducted from the Fund's return. THE FUND'S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

--------------------------------------------------------------------------------
                           PERFORMANCE TABLE
                           Periods Ended April 30, 2000

                                                  SINCE       AVG. ANN

                           6 MONTHS    1 YEAR     INCEPTION   SINCE INCEPTION

Florida St. Growth Fund          57.05%     55.58%      66.95%      20.59%
S&P 400 Mid Cap Index            21.25%     23.51%      55.98%      17.64%
S&P 600 Small Cap Index          17.25%     20.50%      22.03%       7.55%
--------------------------------------------------------------------------------

Note: Past performance does not predict future results.

   The most important trend that your management played is the build-out of optical networks that is occurring as a result of advances in fiber optic communications. The demand for more bandwidth due to the growth of data traffic through the telecommunications system is driving this build-out. Companies that build essential elements of these new networks are experiencing high rates of growth. We purchased or owned shares of several companies involved in this industry including Newport Corp., Dycom Industries, Broadcom Corp., II-VI Inc. and Ciena Corp. The shares of these companies appreciated greatly during the last six months, helping to propel the Fund's gain. Also contributing to the strong performance were International Rectifier and Ballard Power, companies involved in electrical power management. Other contributors include Rare Medium, Oracle Corp. and Qualcomm Inc. Rare Medium is a web site developer and consultant to companies wishing to build their e-commerce business. The company also is an incubator of Internet start-ups. Oracle sells software for enterprise business applications. It is the second largest supplier behind Microsoft. Qualcomm is a pioneer in the commercialization of digital wireless transmission known as CMDA.

   As of this writing, the strong rally that has fueled the major stock market indices for many months has waned. We have felt that the rally was long in the tooth, and that a significant correction was on the horizon. The Fund's technology position has been reduced somewhat as additions have been made in other sectors such as utilities and consumer cyclicals. However, we continue to believe certain segments of technology will provide superior revenue and earnings growth, and therefore should be rewarding to investors. The fund is positioned for a more broadly based market in which other sectors besides technology serve as market leaders.

    We are pleased with the fund's results for the latest year and are striving to create a unique, multi-capitalization investment vehicle.

Thank you for your support.

Richard Chauvin, Jr.
Portfolio Manager

COMMONWEALTH ADVISORS, INC.


Florida Street Bond Fund
Schedule of Investments - April 30, 2000 (Unaudited)
Common Stock - 8.7%                                                                    Shares                           Value
American Rice Co.                                                                      60,606                       $ 484,848
Golden State Bancorp Litigation - Warrants (d)                                         82,000                          84,567
Covad Communications Group, Inc. (b)                                                    3,738                         103,729
Firstworld Communication, Inc. (b)                                                     11,653                         139,105
Internet Capital Group, Inc. (b)                                                        1,000                          42,375
JPS Textile Group, Inc. (b)                                                            18,245                          58,156
SFAC New Holdings, Inc. (b)                                                                25                               0
PhoneTel Technologies, Inc. (b)                                                        12,044                           8,280
Trikon Technologies, Inc. (b)                                                          42,000                         593,250
                                                                                                             -----------------
                                                                                                             -----------------

TOTAL COMMON STOCK (Cost $2,116,744)                                                                                1,514,310
                                                                                                             -----------------
                                                                                                             -----------------

Preferred Stock - 2.9%
Trikon Technologies, Inc. Series H (Cost $296,788)                                     80,816                         505,100
                                                                                                             -----------------
                                                                                                             -----------------

                                                                                    Principal
Corporate Bonds - 61.1%                                                                Amount                           Value
American Eco Corp. 9.625%, 5/15/08                                                  $ 500,000                         127,500
Anacomp, Inc. 10.875%, 4/1/04                                                         520,000                         481,000
Brauns Fashions, Inc. 12.00%, 1/1/05                                                  460,000                         456,550
Building Materials Corp. 8.00%, 10/15/07 (d)                                          100,000                          85,500
Covad Communications Group, Inc. 0.00%, 3/15/08 (a)(d)                                250,000                         153,750
DiGiorgio Corp. 10.00%, 6/15/07                                                       100,000                          89,000
Dimon, Inc. 8.875%, 6/1/06                                                            175,000                         156,564
Firstworld Communications, Inc. 0.00% 4/15/08                                       1,475,000                         671,125
First Plus Home Loan 1997-4 Class B2 8.52%, 9/10/23 (d)                             1,200,000                         831,000
First Plus Home Loan 1997-2 Class B2 8.54%, 4/10/23 (d)                             1,000,000                         975,715
Global Star LP 11.25%, 6/15/04                                                        100,000                          36,500
Homeland Stores, Inc. 10.00%, 8/1/03                                                  660,000                         432,300
Laroche Industries, Inc. 9.50%, 9/15/07                                             2,500,000                         762,500
Loehmanns, Inc. 11.875%, 5/15/03 (c)                                                1,500,000                         337,500
McMillin Cos. LLC 13.00%, 8/31/06 (d)                                               1,020,000                       1,020,000
Mrs. Fields Holdings Co. 14%, 12/1/05 (d)                                             500,000                         217,500
Mrs. Fields Original Cookies, Inc. 10.125%, 12/1/04                                   350,000                         281,750
National Equipment, Inc. 10%, 11/30/04 (c)                                            150,000                         135,750
Oakwood Homes Corp. 7.875%, 3/1/04                                                    140,000                          76,300
Packaged Ice, Inc. 9.75%, 2/1/05                                                    1,045,000                         851,675
Paging Network, Inc. 13.50%, 6/6/05                                                   200,000                          29,500
Phar-Mor, Inc. 11.72%,  9/11/02                                                       125,000                         110,000
Ram Energy, Inc. 11.50%, 2/15/08                                                      750,000                         373,125
Seagate Technology, Inc. 7.37%, 3/1/07                                                150,000                         131,148
Seagate Technology, Inc. 7.45%, 3/1/37                                                252,000                         218,130
Service Merchandise, Inc. 9.00%, 12/15/04                                           3,781,000                         434,815
SFAC New Holdings, Inc. 0.00%, 6/15/09 (a)                                            459,770                          66,667
Specialty Foods Corp. New Holdings, Inc. 13.25%, 8/15/03                              330,000                         252,450
Specialty Foods Corp. Sub, Inc. 11.00%, 12/15/09                                      147,272                               -
Florida Street Bond Fund
Schedule of Investments - April 30, 2000 - continued (Unaudited)

                                                                                    Principal
Corporate Bonds - continued                                                            Amount                           Value
United Refining Co. 10.75%, 6/15/07                                                   260,000                       $ 157,300
UST, Inc. 7.25%, 6/1/09                                                                15,000                          14,221
Western Resources, Inc. 6.25%, 8/15/18                                                265,000                         215,163
Wickes, Inc. 11.625%, 12/15/03                                                        600,000                         489,000
                                                                                                             -----------------
                                                                                                             -----------------

TOTAL CORPORATE BONDS  (Cost $14,404,551)                                                                          10,670,998
                                                                                                             -----------------
                                                                                                             -----------------

Convertible Securities - 25.1%
Digital Island, Inc. 6.00%, 2/15/05                                                   650,000                         407,062
Internet Capital Group, Inc. 5.50%, 12/21/04                                          750,000                         486,562
PhyCor, Inc. 4.50%, 2/15/03                                                         1,100,000                         404,250
Plasma & Materials Technologies, Inc. 7.125%, 10/15/01 (d)                            800,000                         684,000
U.S. Diagnostic, Inc. 9.00%, 3/31/03                                                1,135,000                         681,000
Vantive Corp. 4.75%, 9/1/02                                                         1,750,000                       1,513,750
Vitesse Semiconduct Corp. 4.00%, 3/15/05 (d)                                          250,000                         218,437
                                                                                                             -----------------
                                                                                                             -----------------

TOTAL CONVERTIBLE BONDS  (Cost $4,431,231)                                                                          4,395,061
                                                                                                             -----------------
                                                                                                             -----------------

Municipal Obligations - 2.5%
Mississippi Development Bank Special Obligation
  8.50%, 12/1/18 (Cost $456,310)                                                      500,000                         431,195
                                                                                                             -----------------
                                                                                                             -----------------

U.S. Government Obligations - 0.8%
Fannie Mae, Series 93-124, 0.00%, 10/25/22 (Cost $148,807)                            256,290                         144,031
                                                                                                             -----------------
                                                                                                             -----------------

TOTAL INVESTMENTS - 101.1% (Cost $21,854,431)                                                                      17,660,695
                                                                                                             -----------------
                                                                                                             -----------------
Liabilities inexcess of other assets - (1.1)%                                                                        (190,431)
                                                                                                             -----------------
                                                                                                             -----------------
TOTAL NET ASSETS - 100.0%                                                                                        $ 17,470,264
                                                                                                             =================


(a) Security initially issued in zero coupon form which converts to coupon form at a specified rate and date.  The coupon rate shown is the rate at April 30, 2000.

(b) Non-income producing

(c) Non-income producing - issuer is in default or has filed for protection under the Federal Bankruptcy Code.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
     At April 30, 2000 the value of these securities amounted to $4,270,469 or 24.44% of net assets.

Florida Street Bond Fund                                                                                  April 30, 2000
Statement of Assets & Liabilities (Unaudited)


Assets
Investment in securities, at value (cost $21,854,431)                                                       $ 17,660,695
Dividend receivable                                                                                                  426
Interest receivable                                                                                              975,302
Other receivables                                                                                                 35,000
Receivable from broker                                                                                            85,073
Receivable for securities sold                                                                                   473,859
Receivable from investment advisor for
   reimbursed expenses                                                                                            33,265
                                                                                                       ------------------
     Total assets                                                                                             19,263,620

Liabilities
Payable to custodian bank                                                               $ 1,281,795
Accrued investment advisory fee payable                                                      12,948
Dividend Payable                                                                              3,075
Payable for securities purchased                                                            456,236
Payable for fund shares redeemed                                                             36,128
Trustees' fees accrued                                                                        1,992
Miscellaneous expenses                                                                        1,182
                                                                                   -----------------
     Total liabilities                                                                                         1,793,356
                                                                                                       ------------------

Net Assets                                                                                                  $ 17,470,264
                                                                                                       ==================

Net Assets consist of:
Paid in capital                                                                                             $ 23,589,230
Accumulated net investment loss                                                                                  (83,610)
Accumulated net realized gain (loss) on investments                                                           (1,841,620)
Net unrealized depreciation on investments                                                                    (4,193,736)
                                                                                                       ------------------

Net Assets, for 2,383,632 shares                                                                            $ 17,470,264
                                                                                                       ==================

Net Asset Value

Net Assets
Offering price and redemption price per share  ($17,470,264 / 2,383,632)                                          $ 7.33
                                                                                                       ==================

Florida Street Bond Fund
Statement of Operations for six months period ended April 30, 2000 (Unaudited)

Investment Income
Dividend income                                                                                               $ 394
Interest income                                                                                           1,664,024
Miscellaneous income                                                                                          2,445
                                                                                                     ---------------
Total Income                                                                                              1,666,863


Expenses
Investment advisory fee                                                                  $ 96,424
Trustees fees                                                                               1,992
                                                                                   ---------------
Total expenses before reimbursement                                                        98,416
Reimbursed expenses                                                                       (26,245)
                                                                                   ---------------
Total operating expenses                                                                                     72,171
                                                                                                     ---------------
Net Investment Income                                                                                     1,594,692
                                                                                                     ---------------

Realized & Unrealized Gain (Loss)
Net realized loss on investment securities                                             (1,177,798)
Change in net unrealized appreciation
  on investment securities                                                                726,071
                                                                                   ---------------
Net loss on investment securities                                                                          (451,727)
                                                                                                     ---------------
Net increase in net assets resulting from operations                                                    $ 1,142,965
                                                                                                     ===============

Florida Street Bond Fund
Statement of Changes in Net Assets
                                                                                       Six months
                                                                                         ended                  Year
                                                                                       April 30,               ended
                                                                                          2000              October 31,
                                                                                      (Unaudited)               1999
                                                                                    -----------------     -----------------
Increase in Net Assets
Operations
  Net investment income                                                                  $ 1,594,692           $ 3,696,985
  Net realized loss on investment securities                                              (1,177,798)             (663,804)
  Change in net unrealized appreciation (depreciation)                                       726,071            (3,368,296)
                                                                                    -----------------     -----------------
  Net increase (decrease) in net assets resulting from operations                          1,142,965              (335,115)
                                                                                    -----------------     -----------------
Distributions to shareholders
  From net investment income                                                              (1,672,514)           (3,688,339)
  Return of capital                                                                                                      -
  From net realized gain                                                                           -               (71,037)
                                                                                    -----------------     -----------------
  Total distributions                                                                     (1,672,514)           (3,759,376)
                                                                                    -----------------     -----------------
Share Transactions
  Net proceeds from sale of shares                                                         1,942,911             5,070,098
  Shares issued in reinvestment of distributions                                           1,662,740             3,586,408
  Shares redeemed                                                                         (3,899,698)           (6,196,752)
                                                                                    -----------------     -----------------
Net increase (decrease) in net assets resulting
  from share transactions                                                                   (294,047)            2,459,754
                                                                                    -----------------     -----------------
  Total decrease in net assets                                                              (823,596)           (1,634,737)

Net Assets
  Beginning of period                                                                     18,293,860            19,928,597
                                                                                    -----------------     -----------------
  End of period [including accumulated net investment income/ (loss)
    of (83,610)and $(5,788), respectively]                                              $ 17,470,264          $ 18,293,860
                                                                                    =================     =================

Florida Street Bond Fund
Financial Highlights
                                               Six months
                                                  ended                Year                Year               Period
                                                April 30,             ended                ended               ended
                                                  2000             October 31,          October 31,         October 31,
                                               (Unaudited)             1999                1998              1997 (a)
                                              --------------      ---------------      --------------      --------------
Selected Per Share Data
Net asset value, beginning of period                 $ 7.53               $ 9.16              $ 9.95             $ 10.00
                                              --------------      ---------------      --------------      --------------
Income from investment operations
  Net investment income                                0.69                 1.51                0.85                0.21
  Net realized and unrealized gain(loss)              (0.17)               (1.60)              (0.79)              (0.12)
                                              --------------      ---------------      --------------      --------------
Total from investment operations                       0.52                (0.09)               0.06                0.09
                                              --------------      ---------------      --------------      --------------
Less Distributions
  From net investment income                          (0.72)               (1.51)              (0.85)              (0.02)
  From net realized gain(loss)                            -                (0.03)                  -               (0.12)
                                              --------------      ---------------      --------------      --------------
Total distributions                                   (0.72)               (1.54)              (0.85)              (0.14)
                                              --------------      ---------------      --------------      --------------
                                              --------------      ---------------      --------------      --------------
Net asset value, end of period                       $ 7.33               $ 7.53              $ 9.16              $ 9.95
                                              ==============      ===============      ==============      ==============

Total Return (b)                                      7.03%                (1.45)%             0.33%               0.90%

Ratios and Supplemental Data
Net assets, end of period (000)                     $17,470              $18,294             $19,929              $7,289
Ratio of expenses to average net assets               0.90% (c)            0.75%               0.75%               0.53% (c)
Ratio of expenses to average net assets
    before reimbursement                              1.23% (c)            1.17%               1.10%               1.10% (c)
Ratio of net investment income to
   average net assets                                19.97% (c)           17.77%               8.73%               3.95% (c)
Ratio of net investment income to
   average net assets before reimbursement           19.64% (c)           17.35%               8.38%               3.38% (c)
Portfolio turnover rate                             129.61% (c)          129.38%              10.45%              60.55% (c)
                                                            `

(a)  For the period August 4, 1997 (commencement of operations) to October 31, 1997
(b)  For periods of less than a full year, total returns are not annualized.
(c)  Annualized

Florida Street Growth Fund
Schedule of Investments - April 30, 2000 (Unaudited)
Common Stock - 84.1%                                               Shares                       Value

CAPITAL EQUIPMENT & SERVICES - 3.3%
Cognex Corp. (a)                                                         800                       $ 45,500
General Dynamics Corp.                                                 1,000                         58,500
SPX Corp. (a)                                                            400                         43,225
Thermo Electron Corp.                                                  1,500                         29,156
                                                                                           -----------------
                                                                                           -----------------
                                                                                                    176,381
                                                                                           -----------------
                                                                                           -----------------
CONSUMER CYCLICALS - 10.3%
Braun's Fashions Corp. (a)                                             4,500                        102,938
Delphi Automotive Systems, Inc.                                        2,000                         38,250
Lowe's Companies, Inc.                                                 1,500                         74,250
Meade Instruments Corp. (a)                                              500                         36,562
Office Depot, Inc. (a)                                                 5,000                         53,125
Pacific Sunware of California, Inc. (a)                                1,300                         44,281
SCP Pool Corp. (a)                                                     1,875                         69,023
Tandy Corp. (d)                                                        2,500                        142,500
                                                                                           -----------------
                                                                                           -----------------
                                                                                                    560,929
                                                                                           -----------------
                                                                                           -----------------
CONSUMER NON-DURABLES & SERVICES - 4.0%
Caliber Learning Network, Inc. (a)                                     3,200                         15,200
Rare Medium Group, Inc. (a)                                            9,675                        198,942
                                                                                           -----------------
                                                                                           -----------------
                                                                                                    214,142
                                                                                           -----------------
                                                                                           -----------------
ENERGY - 3.9%
Baker Hughes, Inc.                                                     1,500                         47,719
Core Laboratories N.V. (a)                                             3,000                         84,375
Noble Drilling Corp. (a)                                               2,000                         79,875
                                                                                           -----------------
                                                                                           -----------------
                                                                                                    211,969
                                                                                           -----------------
                                                                                           -----------------
FINANCIALS - 2.8%
Federated Investors, Inc. - Class B                                    1,200                         33,600
Protective Life Corp. (a)                                              2,200                         52,387
State Street Corp.                                                       700                         67,813
                                                                                           -----------------
                                                                                           -----------------
                                                                                                    153,800
                                                                                           -----------------
                                                                                           -----------------
HEALTH CARE - 3.1%
Biogen, Inc. (a)                                                         500                         29,406
Watson Pharmaceuticals, Inc. (a)                                       3,100                        139,306
                                                                                           -----------------
                                                                                           -----------------
                                                                                                    168,712
                                                                                           -----------------
                                                                                           -----------------
NATURAL RESOURCES/ BASIC MATERIALS - 1.9%
Georgia-Pacific Corp.                                                  2,700                         62,775
Martin Marietta Materials, Inc.                                          800                         42,400
                                                                                           -----------------
                                                                                           -----------------
                                                                                                    105,175
                                                                                           -----------------
                                                                                           -----------------
Florida Street Growth Fund
Schedule of Investments - April 30, 2000 (Unaudited) - continued

Common Stock - continued                                           Shares                       Value

TECHNOLOGY - 38.3%
Alternative Power - 7.5%
American Power Conversion Corp. (a)                                    1,400                       $ 49,437
American Superconductor Corp. (a)                                      1,000                         38,188
Evercel, Inc. (a)                                                      2,400                         37,950
International Rectifier Corp. (a)                                      3,300                        160,875
Mechanical Technology, Inc. (a)                                        4,500                         79,594
Zygo Corp. (a)                                                         1,700                         43,350
                                                                                           -----------------
                                                                                           -----------------
                                                                                                    409,394
                                                                                           -----------------
                                                                                           -----------------
Data Storage - 4.6%
Cacheflow, Inc. (a)                                                    1,400                        103,950
Giga -Tronics, Inc. (a)                                                1,000                         10,875
Procom Technologies, Inc. (a)                                          1,600                         57,600
Tricord Systems, Inc. (a)                                              1,000                         12,500
Veeco Instruments, Inc. (a)                                            1,000                         62,125
                                                                                           -----------------
                                                                                           -----------------
                                                                                                    247,050
                                                                                           -----------------
                                                                                           -----------------
Electronics Manufacturing Services - 1.3%
Flextronics International Ltd. (a)                                     1,000                         70,250
                                                                                           -----------------
                                                                                           -----------------

Network Equipment - 1.2%
Methode Electronics, Inc.                                              1,500                         62,508
                                                                                           -----------------
                                                                                           -----------------

Optical Equipment - 3.2%
Bookham Technology PLC (a) (c)                                         1,500                         78,000
II-VI, Inc. (a)                                                        1,700                         68,850
Stocker & Yale, Inc. (a)                                                 800                         25,300
                                                                                           -----------------
                                                                                           -----------------
                                                                                                    172,150
                                                                                           -----------------
                                                                                           -----------------
Semiconductors - 10.3%
Galileo Technology Ltd. (a)                                            3,000                         52,688
National Semiconduct Corp. (a)                                         2,200                        133,650
S3, Inc. (a)                                                          12,000                        168,750
Semtech Corp. (a)                                                        700                         47,731
Teradyne, Inc. (a)                                                       700                         77,000
Trikon Technologies, Inc. (a)                                          3,000                         42,375
Xilinx Inc. (a)                                                          500                         36,625
                                                                                           -----------------
                                                                                           -----------------
                                                                                                    558,819
                                                                                           -----------------
                                                                                           -----------------
Software - 0.8%
GSV, Inc. (a)                                                         12,000                         10,500
PeopleSoft, Inc. (a)                                                   2,500                         34,844
                                                                                           -----------------
                                                                                           -----------------
                                                                                                     45,344
                                                                                           -----------------
                                                                                           -----------------
Technology Services - 6.3%
Dycom Industries, Inc.                                                 5,625                        292,500
Intercept Group, Inc. (a)                                              1,000                         17,250
Unisys Corp. (a)                                                       1,400                         32,375
                                                                                           -----------------
                                                                                           -----------------
                                                                                                    342,125
                                                                                           -----------------
                                                                                           -----------------
Florida Street Growth Fund
Schedule of Investments - April 30, 2000 (Unaudited) - continued

Common Stock - continued                                           Shares                       Value

TECHNOLOGY - continued
Telecommunications Equipment - 3.1%
Commscope, Inc. (a)                                                      800                       $ 38,150
QUALCOMM, Inc. (a)                                                     1,200                        130,125
                                                                                           -----------------
                                                                                           -----------------
                                                                                                    168,275
                                                                                           -----------------
                                                                                           -----------------

  TOTAL TECHNOLOGY                                                                                2,075,915
                                                                                           -----------------
                                                                                           -----------------

TELECOMMUNICATIONS SERVICES - 6.7%
Adelphia Business Solutions, Inc. - Class A (a)                        1,500                         52,500
Alltel Corp.                                                             900                         59,962
Global Grossing Ltd. (a)                                               1,810                         57,015
MCI WorldCom, Inc. (a)                                                 1,350                         61,341
Qwest Communications, Inc. (a)                                         1,500                         65,625
Williams Communications Group, Inc. (a)                                1,800                         66,600
                                                                                           -----------------
                                                                                           -----------------
                                                                                                    363,043
                                                                                           -----------------
                                                                                           -----------------

UTILITIES - 9.8%
AES Corp. (a)                                                            600                         53,663
Avista Corp.                                                           3,500                        103,469
Calpine Corp. (a)                                                        500                         45,719
Conectiv, Inc.                                                         5,000                         88,750
IdaCorp, Inc.                                                          3,500                        129,062
Quanta Services, Inc. (a)                                              2,400                        111,600
                                                                                           -----------------
                                                                                           -----------------
                                                                                                    532,263
                                                                                           -----------------
                                                                                           -----------------

TOTAL COMMON STOCKS (Cost $3,627,807)                                                             4,562,329
                                                                                           -----------------
                                                                                           -----------------
                                                                 Principal
Money Market Securities - 18.8%                                    Amount
Federated Prime Obligations Fund, 6.07% (b)
   (Cost $1,022,553)                                              $1,022,553                    $ 1,022,553
                                                                                           -----------------
                                                                                           -----------------


TOTAL INVESTMENTS - 102.9% (Cost $4,650,360)                                                      5,584,882
                                                                                           -----------------
                                                                                           -----------------
Other assets less liabilities - (2.9)%                                                             (157,728)
                                                                                           -----------------
                                                                                           -----------------
Total Net Assets - 100.0%                                                                       $ 5,427,154
                                                                                           =================



(a) Non-income producing
(b) Variable rate security; the coupon rate shown represents the rate at April 30, 2000
(c) American Depository Receipt
(d) Name Changed to RadioShack Corp. effective May 31, 2000

Florida Street Growth Fund                                                          April 30, 2000
Statement of Assets & Liabilities (Unaudited)

Assets
Investment in securities, at value (cost $4,650,360)                                   $ 5,584,882
Dividends receivable                                                                           387
Interest receivable                                                                          4,356
Receivable for fund shares sold                                                              6,281
Receivable for securities sold                                                             145,163
                                                                                 ------------------
     Total assets                                                                        5,741,069

Liabilities
Payable to custodian bank                                                $ 52
Accrued investment advisory fee                                         6,210
Other payables                                                             72
Payable for securities purchased                                      307,581
                                                             -----------------

     Total liabilities                                                                     313,915
                                                                                 ------------------

Net Assets                                                                             $ 5,427,154
                                                                                 ==================

Net Assets consist of:
Paid in capital                                                                        $ 3,253,073
Accumulated net investment loss                                                            (21,624)
Accumulated net realized gain (loss) on investments                                      1,261,183
Net unrealized appreciation on investments                                                 934,522
                                                                                 ------------------

Net Assets, for  321,204 shares                                                        $ 5,427,154
                                                                                 ==================

Net Asset Value

Net Assets
Offering price and redemption price per share  ($5,427,154 / 321,204)                      $ 16.90
                                                                                 ==================

Florida Street Growth Fund
Statement of Operations for the six months ended April 30, 2000 (Unaudited)

Investment Income
Dividend income                                                                                             $ 6,557
Interest income                                                                                               6,880
                                                                                                     ---------------
Total Income                                                                                                 13,437


Expenses
Investment advisory fee                                                                  $ 33,658
Trustees' fees                                                                              1,799
                                                                                   ---------------
Total expenses before reimbursement                                                        35,457
Reimbursed expenses                                                                        (1,727)
                                                                                   ---------------
Total operating expenses                                                                                     33,730
                                                                                                     ---------------
Net Investment Income (Loss)                                                                                (20,293)
                                                                                                     ---------------

Realized & Unrealized Gain (Loss)
Net realized gain on investment securities                                              1,669,306
Change in net unrealized appreciation (depreciation)
   on investment securities                                                               260,958
                                                                                   ---------------
Net gain on investment securities                                                                         1,930,264
                                                                                                     ---------------
Net increase in net assets resulting from operations                                                    $ 1,909,971
                                                                                                     ===============

Florida Street Growth Fund
Statement of Changes in Net Assets
                                                                                      Six months
                                                                                        ended                  Year
                                                                                       April 30               ended
                                                                                         2000              October 31,
                                                                                     (Unaudited)               1999
                                                                                   -----------------     -----------------
Increase in Net Assets
Operations
  Net investment loss                                                                     $ (20,293)            $ (15,287)
  Net realized gain (loss) on investment securities                                       1,669,306              (106,021)
  Change in net unrealized appreciation                                                     260,958               787,262
                                                                                   -----------------     -----------------
  Net increase in net assets resulting from operations                                    1,909,971               665,954
                                                                                   -----------------     -----------------
Distributions to shareholders
  From net investment income                                                                      0                (6,024)
  Return of capital                                                                               0                     0
  From net realized gain                                                                          0                     0
                                                                                   -----------------     -----------------
                                                                                   -----------------     -----------------
  Total Distributions                                                                             0                (6,024)
                                                                                   -----------------     -----------------
Share Transactions
  Net proceeds from sale of shares                                                           28,227             1,232,745
  Shares issued in reinvestment of distributions                                                  0                 6,024
  Shares redeemed                                                                          (113,763)           (1,615,951)
                                                                                   -----------------     -----------------
Net decrease in net assets resulting
  from share transactions                                                                   (85,536)             (377,182)
                                                                                   -----------------     -----------------
  Total increase in net assets                                                            1,824,435               282,748

Net Assets
  Begining of period                                                                      3,602,719             3,319,971
                                                                                   -----------------     -----------------
  End of period [including accumulated net
    investment loss of $(21,624) and $(1,331)]                                          $ 5,427,154           $ 3,602,719
                                                                                   =================     =================

Florida Street Growth Fund
Financial Highlights
                                               Six months
                                                  ended                Year                Year               Period
                                                April 30              ended               ended                ended
                                                  2000             October 31,         October 31,          October 31,
                                               (Unaudited)             1999                1998              1997 (a)
                                              --------------      ---------------     ---------------      --------------
Selected Per Share Data
Net asset value, beginning of period                $ 10.98               $ 9.16             $ 10.19             $ 10.00
                                              --------------      ---------------     ---------------      --------------
Income from investment operations
  Net investment income (loss)                        (0.06)               (0.04)               0.02                0.03
  Net realized and unrealized gain (loss)              5.98                 1.88               (1.01)               0.16
                                              --------------      ---------------     ---------------      --------------
Total from investment operations                       5.92                 1.84               (0.99)               0.19
                                              --------------      ---------------     ---------------      --------------
Less Distributions
  From net investment income                           0.00                (0.02)              (0.01)               0.00
  From net realized gain (loss)                        0.00                 0.00               (0.03)               0.00
                                              --------------      ---------------     ---------------      --------------
Total Distributions                                    0.00                (0.02)              (0.04)               0.00
                                              --------------      ---------------     ---------------      --------------
Net asset value, end of period                      $ 16.90              $ 10.98              $ 9.16             $ 10.19
                                              ==============      ===============     ===============      ==============

Total Return (b)                                     53.92%               20.06%               (9.73)%             1.90%

Ratios and Supplemental Data
Net assets, end of period (000)                      $5,427               $3,603              $3,320              $2,117
Ratio of expenses to average net assets               1.35% (c)            1.35%               1.25%               1.35% (c)
Ratio of expenses to average net assets
   before reimbursement                               1.42% (c)            1.38%               1.35%               1.35% (c)
Ratio of net investment income (loss) to              (0.81)(c)            (0.40)%             0.21%               1.14% (c)
   average net assets
Ratio of net investment income (loss) to
   average net assets before reimbursement            (0.88)(c)            (0.43)%             0.12%               1.14% (c)
Portfolio turnover rate                             157.59% (c)           111.97%             63.10%               0.87% (c)


(a) August 6, 1997 (commencement of operations) to October 31, 1997
(b) For periods of less than a full year, total returns are not annualized.
(c) Annualized

                              FLORIDA STREET FUNDS
                          NOTES TO FINANCIAL STATEMENTS
                           APRIL 30, 2000 (UNAUDITED)

NOTE 1.  ORGANIZATION

     Florida Street Bond Fund (the "Bond Fund") and Florida Street Growth Fund (the "Growth Fund") were organized as series of the AmeriPrime Funds, an Ohio business trust (the "Trust") on June 10, 1997 and commenced operations on June 10, 1997. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated August 8, 1995. Each Fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified series, open-end management investment company. Each Fund's investment objective is to provide total return over the long term. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITIES VALUATIONS- Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Advisor's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Advisor determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust (the "Board").

     Fixed-income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, subject to review of the Board. Short-term investments in fixed-income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

                              FLORIDA STREET FUNDS
                          NOTES TO FINANCIAL STATEMENTS
                     APRIL 30, 2000 (UNAUDITED) - CONTINUED

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

FEDERAL INCOME TAXES- Each Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. By so qualifying, each Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains.

DIVIDENDS AND DISTRIBUTIONS- The Bond Fund intends to declare substantially all of its net investment income as dividends to its shareholders on a daily basis and to pay such dividends monthly. The Growth fund intends to comply with federal tax rules regarding distribution of substantially all of its net investment income and capital gains. These rules may cause multiple distributions during the course of the year.

OTHER- Each Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Generally accepted accounting principles require that permanent financial reporting tax differences relating to shareholder distributions be reclassified to paid in capital for the Growth Fund.

NOTE 3. OPERATING POLICIES

RESTRICTED SECURITIES- The Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable fund's schedule of investments.

SHORT SALES- A Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. A gain, limited to the price at which the Funds sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

                              FLORIDA STREET FUNDS
                          NOTES TO FINANCIAL STATEMENTS
                     APRIL 30, 2000 (UNAUDITED) - CONTINUED

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     The Funds retain Commonwealth Advisors, Inc. (the "Advisor") to manage each Fund's investments. Walter A. Morales, the Advisor's president and chief investment manager, is responsible for the day to day management of the Bond Fund; Richard L. Chauvin, Senior Vice-President of the Advisor is responsible for the day to day management of the Growth Fund.

     Under the terms of the management agreement (the "Agreement"), the Advisor manages each Fund's investments subject to approval of the Board of Trustees and pays all of the expenses of each Fund except brokerage commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), fees and expenses of non-interested person trustees, and extraordinary expenses. As compensation for its management services and agreement to pay each Fund's expenses, the Funds are obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.10% and 1.35% of the average daily net assets of the Bond Fund and the Growth Fund, respectively. It should be noted that most investment companies pay their own operating expenses directly, while the Funds' expenses, except those specified above, are paid by the Advisor. For the six months ended April 30, 2000 the Advisor received fees of $87,837 and $33,658 from the Bond Fund and the Growth Fund, respectively.

     Each Fund retains AmeriPrime Financial Services, Inc. (the "Administrator"), a wholly owned subsidiary of Unified Financial Services, Inc., to manage each Fund's business affairs and to provide each Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. The Administrator receives a monthly fee from the Advisor equal to an annual rate of 0.10% of the Fund's assets under $50 million, 0.075% of the Fund's assets from $50 million to $100 million, and 0.050% of the Fund's assets over $100 million (subject to a minimum fee of $2,500 per month). For the six months ended April 30, 2000 the Administrator received fees of $8,805 and $6,000 from the Advisor for administrative services provided to the Bond Fund and the Growth Fund, respectively.

     The Fund retains Unified Fund Services, Inc. ("Unified"), a wholly owned subsidiary of Unified Financial Services, Inc., to act as the Fund's transfer agent and fund accountant. For its services as transfer agent, Unified receives a monthly fee from the Advisor of $1.20 per shareholder (subject to a minimum monthly fee of $750). For the six months ended April 30, 2000, Unified received fees of $2,411 and $2,413 from the Advisor for transfer agent services provided to the Bond Fund and the Growth Fund, respectively. For its services as fund accountant, Unified receives an annual fee from the Advisor equal to 0.0275% of the Fund's assets up to $100 million, and 0.0250% of the Fund's assets from $100 million to $300 million, and 0.0200% of the Fund's assets over $300 million (subject to various monthly minimum fees, the maximum being $2,000 per month for assets of $20

                              FLORIDA STREET FUNDS
                          NOTES TO FINANCIAL STATEMENTS
                     APRIL 30, 2000 (UNAUDITED) - CONTINUED

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

to $100 million). For the six months ended April 30, 2000, Unified received fees of $10,200 and $5,700 from the Advisor for fund accounting services provided to the Bond Fund and the Growth Fund, respectively.

     Each Fund retains AmeriPrime Financial Securities, Inc. (the "Distributor"), a wholly owned subsidiary of Unified Financial Services, Inc., to act as the principal distributor of each Fund's shares. There were no payments made to the Distributor for the six months period ended April 30, 2000. Certain members of management of the Administrator and the Distributor are also members of management of the AmeriPrime Trust.
NOTE 5.  SHARE TRANSACTIONS

     BOND FUND. As of April 30, 2000, there was an unlimited number of authorized shares for the Fund. Paid in capital at April 30, 2000 was $23,589,230.
Transactions in shares were as follows:


                                    SIX MONTHS ENDED                               YEAR ENDED
                                     APRIL 30, 2000                            OCTOBER 31, 1999
                              SHARES               DOLLARS                SHARES               DOLLARS

Shares sold                   257,307             $1,942,911             574,601             $5,070,098
Shares issued in
reinvestment of dividends     220,960              1,662,740             416,536              3,586,408
Shares redeemed              (523,829)            (3,899,698)           (737,701)            (6,196,752)
                             ---------            -----------           ---------            -----------
                              (45,562)             $(294,047)            253,436             $2,459,754
                             =========            ===========           =========            ============

                              FLORIDA STREET FUNDS
                          NOTES TO FINANCIAL STATEMENTS
                     APRIL 30, 2000 (UNAUDITED) - CONTINUED

NOTE 5.  SHARE TRANSACTIONS - CONTINUED

     GROWTH FUND. As of April 30, 2000, there was an unlimited number of authorized shares for the Fund. Paid in capital at April 30, 2000 was $3,253,073.

Transactions in shares were as follows:

                                    SIX MONTH ENDED                               YEAR ENDED
                                     APRIL 30, 2000                            OCTOBER 31, 1999

                              SHARES               DOLLARS                SHARES               DOLLARS

Shares sold                    1,660               $28,227               119,466             $1,232,745
Shares issued in
reinvestment of dividends          0                     0                   593                  6,024
Shares redeemed               (8,658)             (113,763)             (154,419)            (1,615,951)
                              -------             ---------             ---------            -----------
                              (6,998)             $(85,536)              (34,360)             $(377,182)
                              =======             =========             =========            ===========


NOTE 6.  INVESTMENTS

BOND FUND. For the six months period ended April 30, 2000, purchases and sales of investment securities, other than short-term investments, aggregated $10,895,167 and $11,340,055, respectively. The gross unrealized appreciation for all securities totaled $648,456 and the gross unrealized depreciation for all securities totaled $4,842,188 for a net unrealized depreciation of $4,193,736. The aggregate cost of securities for federal income tax purposes at April 30, 2000 was $21,854,431.

GROWTH FUND. For the six months ended April 30, 2000, purchases and sales of investment securities, other than short-term investments, aggregated $3,582,076 and $4,182,418, respectively. The gross unrealized appreciation for all securities totaled $1,160,607 and the gross unrealized depreciation for all securities totaled $226,085 for a net unrealized appreciation of $934,522. The aggregate cost of securities for federal income tax purposes at April 30, 2000 was $4,650,360.

                              FLORIDA STREET FUNDS
                          NOTES TO FINANCIAL STATEMENTS
                     APRIL 30, 2000 (UNAUDITED) - CONTINUED

NOTE 7. ESTIMATES

     Preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 8. RELATED PARTY TRANSACTIONS

     The Advisor is not a registered broker-dealer of securities and thus does not receive commissions on trades made on behalf of the Funds. The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of April 30, 2000, Charles Schwab & Co. owned of record in aggregate more than 97% and 95% of the Bond Fund and the Growth Fund, respectively.